                                                                  Exhibit (q)(1)

                                POWER OF ATTORNEY

         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                       Title                           Date
---------                       -----                           ----


/s/ Jill Feinberg
-----------------------
Jill Feinberg                   Director                        March 30, 2006

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                 Title                                Date
---------                 -----                                ----

/s/ Gary E. Wendlandt
---------------------
Gary E. Wendlandt         Chairman, Chief Executive Officer    March 30, 2006
                          and Director

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Signature                 Title                                Date
---------                 -----                                ----

/s/ Daniel Herrick
----------------------
Daniel Herrick            Director                             March 30, 2006

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                 Title                                Date
---------                 -----                                ----

/s/ Richard H. Nolan
---------------------
Richard H. Nolan          Director                             March 30, 2006

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                 Title                                Date
---------                 -----                                ----

/s/ Anne F. Pollack
--------------------
Anne F. Pollack           Director                             March 30, 2006

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                 Title                                Date
---------                 -----                                ----

/s/ Robert D. Rock
--------------------
Robert D. Rock            Director                             March 30, 2006

                                POWER OF ATTORNEY


         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                   Title                                Date
---------                   -----                                ----

/s/ Raymond Stickel, Jr.
------------------------
Raymond Stickel, Jr.        Director                             March 30, 2006

                                POWER OF ATTORNEY



         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Signature                   Title                                Date
---------                   -----                                ----

/s/ Roman L. Weil
---------------------
Roman L. Weil               Director                             March 30, 2006

                                POWER OF ATTORNEY



         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Jeffrey A. Engelsman and Barry E. Simmons, her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




Signature                   Title                                Date
---------                   -----                                ----


/s/ Arphiela Arizmendi
----------------------
Arphiela Arizmendi          Treasurer and Principal Financial    March 30, 2006
                            and Accounting Officer

                                POWER OF ATTORNEY



         KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Arphiela Arizmendi, Jeffrey A. Engelsman and Barry E. Simmons, his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay VP Series Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                   Title                                Date
---------                   -----                                ----

/s/ John A. Weisser, Jr.
-------------------------
John A. Weisser, Jr.        Director                             March 30, 2006